UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2023

Wireless Telecom Group, Inc.

(Exact name of Registrant as specified in its charter)

New Jersey	001-11916	22-2582295
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Eastmans Road, Parsippany, New Jersey	07054
(Address of principal executive offices)	(Zip Code)

(973) 386-9696

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	WTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 4, 2023 (the “Closing Date”), the acquisition of Wireless Telecom Group, Inc., a New Jersey corporation (“WTT”), was completed pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of May 24, 2023 (the “Original Merger Agreement”), as amended by the First Amendment to Agreement and Plan of Merger, dated as of June 8, 2023 (the “First Amendment”, and together with the Original Merger Agreement, the “Merger Agreement”) with Maury Microwave, Inc., a Delaware corporation (“Maury”), and Troy Merger Sub, Inc., a New Jersey corporation wholly-owned by Maury (“Merger Sub”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth therein, Merger Sub merged with and into WTT (the “Merger”), with WTT continuing as the surviving corporation and a wholly-owned subsidiary of Maury. As previously announced, WTT’s shareholders approved the Merger at a special meeting of shareholders held on August 2, 2023.

The description of the Merger Agreement and related transactions (including, without limitation, the Merger) in this Current Report on Form 8-K does not purport to be complete and is subject and qualified in its entirety by reference to the full text of the Original Merger Agreement, which is attached as Exhibit 2.1 to WTT’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 25, 2023 and the First Amendment, which is attached as an Exhibit to WTT’s Current Report on Form 8-K, filed with the SEC on June 12, 2023, and which are each incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The description contained under the Introductory Note above is hereby incorporated by reference into this Item 2.01.

Merger Consideration. At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of WTT (the “Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock that were cancelled) was automatically converted into the right to receive $2.13 per share in cash (the “Merger Consideration”), without interest and less applicable withholding taxes. Pursuant to the terms of the Merger Agreement, payments of Merger Consideration may not be made by the paying agent or the surviving company until file-stamped evidence of the filing of the certificate of merger has been received from the Office of the Department of the Treasury of the State of New Jersey, which is expected to occur in approximately seven business days.

Treatment of Outstanding Equity Awards. At the Effective Time, each outstanding stock option award granted under WTT’s equity compensation plans (a “WTT Stock Option Award”) that was outstanding as of the Effective Time and that had an exercise price per share that was less than the Merger Consideration was accelerated in full, and each holder of each such WTT Stock Option Award will be paid by the surviving corporation an amount in cash with respect to each share of Common Stock subject to such option equal to the Merger Consideration less the applicable exercise price (as calculated pursuant to the Merger Agreement), less all applicable withholding and other authorized deductions, and each WTT stock option award shall be cancelled and terminated as of the Effective Time.

At the Effective Time, each outstanding restricted stock award granted under WTT’s equity compensation plans (a “WTT Restricted Stock Award”) was accelerated in full, and was cancelled and terminated as of the Effective Time and each such WTT restricted stock award was converted into the right to receive, with respect to each share of Common Stock subject to such WTT Restricted Stock Award (as determined in accordance with the applicable award agreement relating thereto), the Merger Consideration, less all applicable withholding and other authorized deductions.

At the Effective Time, each outstanding restricted stock unit award granted under WTT’s equity compensation plans (a “WTT Restricted Stock Unit Award”) was accelerated in full, and each such WTT Restricted Stock Unit Award was cancelled and terminated as of the Effective Time and each holder of each such WTT restricted stock unit award will be paid by the surviving corporation an amount in cash (without interest) equal to the product obtained by multiplying the aggregate number of restricted stock units underlying such WTT Restricted Stock Unit Award as of the Effective Time, by the Merger Consideration.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The descriptions contained under the Introductory Note and Item 2.01 are incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, on the Closing Date, WTT notified the NYSE American (the “Exchange”) that the Merger had closed and requested that the Exchange (1) suspend trading of the Common Stock, (2) remove the Common Stock from listing on the Exchange prior to the open of trading on August 4, 2023, and (3) file with the SEC a notification of delisting of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Common Stock will no longer be listed on the Exchange.

WTT intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of WTT’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The descriptions contained under the Introductory Note, Item 2.01, Item 3.01 and Item 5.01 are incorporated by reference into this Item 3.03.

In connection with the Merger and at the Effective Time, holders of Common Stock immediately prior to such time ceased to have any rights as stockholders in WTT (other than their right to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01	Change in Control of Registrant.

The descriptions contained under the Introductory Note, Item 2.01, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K are incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of WTT occurred. Pursuant to the Merger Agreement, at the Effective Time, Merger Sub was merged with and into WTT, with WTT continuing as the surviving corporation and becoming a wholly-owned subsidiary of Maury.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The descriptions contained under the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.02.

In connection with the Merger, each of C. Scott Gibson, Alan L. Bazaar, Jennifer Fritzsche, Michael Millegan, Allan D. L. Weinstein and Timothy Whelan ceased to be members of the board of directors of WTT (the “Board”), and any committee thereof, effective as of the Effective Time. In addition, at the Effective Time, Timothy Whelan ceased to be an executive officer of WTT.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1(a)*	Agreement and Plan of Merger, dated as of May 24, 2023, by and among Wireless Telecom Group, Inc., a New Jersey corporation, Maury Microwave, Inc., a Delaware corporation and Troy Merger Sub, Inc., a New Jersey corporation (incorporated by reference to Exhibit 2.1 to WTT’s Current Report on Form 8-K, filed with the SEC on May 25, 2023).
2.1(b)	First Amendment to Agreement and Plan of Merger, dated as of June 8, 2023 (incorporated by reference to Exhibit 10.1 to WTT’s Current Report on Form 8-K, filed with the SEC on June 12, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and similar attachments to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S K. WTT hereby undertakes to furnish supplementally copies of any of the omitted schedules and similar attachments upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2023	WIRELESS TELECOM GROUP, INC.

	By:	/s/ Michael Kandell
	Name:	Michael Kandell
	Title:	Chief Financial Officer